                                                                    Exhibit 24.0

CONFORMED

                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints James J. Stebor, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by First Federal Bank, F.S.B. and the Form SB-2 Registration Statement by First Federal Bancshares, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

         NAME                                                                   DATE
         ----                                                                   ----

 /s/ James J. Stebor                                                            May 5, 2000
------------------------------
James J. Stebor
President, Chief Executive Officer
 and Director
(principal executive officer)
First Federal Bancshares, Inc.

President and Director
(principal executive officer)
First Federal Bank, F.S.B.

 /s/ Cathy D. Pendell                                                           May 5, 2000
------------------------------
Cathy D. Pendell
Treasurer
(principal accounting and financial officer)
First Federal Bancshares, Inc.

 /s/ Peggy L. Higgins                                                           May 5, 2000
------------------------------
Peggy L. Higgins
Senior Vice President, Accounting
(principal accounting and financial officer)
First Federal Bank, F.S.B.

 /s/ Gerald L. Prunty                                                           May 5, 2000
------------------------------
Gerald L. Prunty
Director
First Federal Bancshares, Inc.

Chairman of the Board
First Federal Bank, F.S.B.



 /s/ Franklin M. Hartzell                                                       May 5, 2000
------------------------------
Franklin M. Hartzell
Chairman of the Board
First Federal Bancshares, Inc.

Director
First Federal Bank, F.S.B.

 /s/ Murrel Hollis                                                              May 5, 2000
------------------------------
Murrel Hollis
Director
First Federal Bancshares, Inc.

Director
First Federal Bank, F.S.B.

 /s/ Dr. Stephan L. Roth                                                        May 5, 2000
---------------------------------------
Dr. Stephan L. Roth
Director
First Federal Bancshares, Inc.

Director
First Federal Bank, F.S.B.

 /s/ Eldon M. Snowden                                                           May 5, 2000
----------------------------------------
Eldon M. Snowden
Director
First Federal Bancshares, Inc.

Director
First Federal Bank, F.S.B.

 /s/ Richard D. Stephens                                                        May 5, 2000
-----------------------------------------
Richard D. Stephens
Director
First Federal Bancshares, Inc.

Director
First Federal Bank, F.S.B.